                                                                  EXHIBIT 10.74
                               THIRD AMENDMENT TO
                           COMPANY SECURITY AGREEMENT


                  THIS THIRD AMENDMENT TO COMPANY SECURITY AGREEMENT (this "AMENDMENT") is made and entered into as of this 16th day December, 1999, by and between SAHARA LAS VEGAS CORP., a Nevada corporation ("GRANTOR"), and SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("SUNAMERICA"), as Collateral Agent on behalf of itself and each of the Holders ("SECURED PARTY").

                                 R E C I T A L S

                  A. Pursuant to that certain Note Purchase Agreement dated as of January 16, 1996, by and among Santa Fe Gaming Corporation (formally Sahara Gaming Corporation) ("SGC"), Grantor and SunAmerica (the "ORIGINAL NOTE PURCHASE AGREEMENT"), Grantor issued and sold to SunAmerica certain 12% Notes Due December 15, 1999 in a principal amount up to $20,000,000 (the "ORIGINAL NOTES"), which Original Notes were secured by, among other things, that certain Security Agreement dated as of January 16, 1996 between Grantor and SunAmerica (the "ORIGINAL COMPANY SECURITY AGREEMENT").

                  B. Pursuant to that certain Amended and Restated Note Purchase Agreement dated as of July 29, 1997 (the "AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), by and among SGC, Grantor, SunAmerica and SunAmerica, Inc., a Delaware corporation ("SAI"), (i) Grantor issued and sold to the Holders, in addition to the Original Notes, certain additional Notes in a principal amount up to $15,000,000 (the "PRIOR NOTES"), and (ii) SGC and Grantor agreed that the Prior Notes would be secured by, among other things, the Collateral pursuant to the Original Company Security Agreement, as amended by that certain First Amendment to Company Security Agreement dated as of July 29, 1997 (as heretofore and hereafter amended and modified, the "COMPANY SECURITY AGREEMENT").

                  C. Pursuant to that certain Second Amended and Restated Note Purchase Agreement dated November 25, 1997, by and among SGC, Grantor, SunAmerica and Credit Suisse First Boston Mortgage Capital LLC ("CSFB") (as heretofore and hereafter amended and modified, the "SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), (i) Grantor restructured the Notes issued to SunAmerica pursuant to the Original Note Purchase Agreement and the Amended and Restated Note Purchase Agreement and agreed to issue and sell to
(x) CSFB certain Tranche A Notes in a principal amount up to $37,000,000, and
(y) SunAmerica certain Tranche B Notes in a principal amount up to $20,500,000, and (ii) SGC and Grantor agreed that the Tranche A Notes and Tranche B Notes would be secured by, among other things, the Collateral pursuant to the Company Security Agreement.

                  D. Pursuant to and subject to the conditions set forth in that certain Third Amendment to the Second Amended and Restated Note Purchase Agreement of even date herewith (the "THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), by and among SGC, Grantor, SunAmerica, and Anchor National Life Insurance Company, an Arizona life insurance company: (i) the parties agreed to amend and restate the

Tranche A Notes and Tranche B Notes (the "RESTATED NOTES") to extend the maturity date from December 15, 1999 to December 14, 2000, and to evidence the outstanding principal amount of the Restated Notes of $43,000,000, (ii) SunAmerica agreed along with the other Holders to fund certain additional loans in the future to Grantor evidenced by certain additional notes (the "ADDITIONAL NOTES") by Grantor to SunAmerica and other Holders in an aggregate principal amount up to (but not to exceed) $7,500,000 and (iii) SGC and Grantor agreed that the Restated Notes and Additional Notes will be secured by, among other things, the Collateral pursuant to the Company Security Agreement.

                  E. The parties hereby desire to amend the Company Security Agreement as necessary to account for the Restated Notes and the Additional Notes and to conform the Company Security Agreement to the Third Amendment to the Second Amended and Restated Note Purchase Agreement. All terms not otherwise defined herein shall have the meanings set forth in the Second Amended and Restated Note Purchase Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby amend the Company Security Agreement as follows:

                  1. All references in the Company Security Agreement to the term "Note Purchase Agreement" shall be deemed to refer to the Second Amended and Restated Note Purchase Agreement, as heretofore amended (including, without limitation, the Third Amendment to the Second Amended and Restated Note Purchase Agreement) and as hereafter amended.

                  2. All references in the Company Security Agreement to the term "Notes" shall be deemed to refer only to the Restated Notes and Additional Notes as they may be supplemented, amended, modified, renewed, replaced or extended from time to time.

                  3. The Company Security Agreement shall be amended by adding the following after the phrase "(collectively the "Pledged SFHI Collateral")" in Section 1(m) as follows:

                  "and the 13.5% First Mortgage Bonds or any other indebtedness (any such bonds or indebtedness, the "Pioneer Bonds") issued by Pioneer Finance Corp., a Nevada corporation ("Pioneer Finance"), pursuant to that certain Indenture dated as of December 1, 1988 among Pioneer Finance, Sahara Casino Partners, L.P., a Delaware limited partnership, as Guarantor and Security Pacific National Bank, as Trustee, as amended, modified, supplemented, restated or restructured from time to time, all rights of every nature relating to the Pioneer Bonds including but not limited to all real property and other security securing the Pioneer Bonds, and the instruments evidencing the Pioneer Bonds, and all interest, cash investments and other property or proceeds from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Pioneer Bonds (collectively, the "PLEDGED PIONEER COLLATERAL")"

                  4. The Company Security Agreement shall be amended by amending and restating Section 5 in its entirety as follows:

                  "SECTION 5.  FURTHER ASSURANCES.

                  (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party reasonably may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will: (i) deliver to Secured Party all instruments or certificates evidencing or representing the Pledged SFHI Collateral and Pledged Pioneer Collateral in suitable form for transfer by delivery and shall be accompanied by Grantor's endorsement or duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to Secured Party, (ii) at the request of Secured Party mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (iii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party,
         (iv) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (v) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and (v) at Secured Party's reasonable request, appear in and defend any action or proceeding that may affect Grantor's title to or Secured Party's security interest in all or any significant part of the Collateral.

                  (b) Grantor shall pledge hereunder, immediately upon Grantor's acquisition, any and all instruments or other evidences of the Pledged SFHI Collateral and Pledged Pioneer Collateral. Grantor further agrees that it will, upon obtaining any additional instruments or other evidences of Pledged SFHI Collateral or Pledged Pioneer Collateral, promptly (and in any event within two Business Days) deliver to Secured Party a Pledge Amendment, duly executed by Grantor, in substantially the form of SCHEDULE I annexed hereto (a "PLEDGE AMENDMENT"), in respect of the additional SFHI Notes or Pioneer Bonds or other Pledged SFHI Collateral or Pledged Pioneer Collateral to be pledged pursuant to this Agreement. Grantor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all SFHI Notes, Pioneer Bonds or other Pledged SFHI Collateral or Pledged Pioneer Collateral listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Collateral; PROVIDED that the failure of Grantor to execute a Pledge Amendment with respect to any additional SFHI Notes, Pioneer Bonds or other Pledged SFHI Collateral or Pledged Pioneer Collateral pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

                  (c) Secured Party shall have the right, at any time in its discretion and without notice to Grantor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged SFHI Collateral or Pledged Pioneer Collateral. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged SFHI Collateral or Pledged Pioneer Collateral for certificates or instruments of smaller or larger denominations.

                  (d) Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

                  (e) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

                  (f) Secured Party agrees to release Pledged SFHI Collateral and Pledged Pioneer Collateral from the lien created under this Agreement and the Collateral Account Agreement as provided in subsection 2.5F and 2.5H of the Note Purchase Agreement."

                  5. The Company Security Agreement shall be amended by replacing the reference to "SFHI Notes" in Section 12(c), with "SFHI Notes or Pioneer Bonds".

                  6. The Company Security Agreement shall be amended by amending and restating Section 13 in its entirety as follows:

                  "SECTION 13. PLEDGED SFHI COLLATERAL AND PLEDGED PIONEER COLLATERAL.

                  "(a) So long as (i) no Event of Default shall have occurred and be continuing or (ii) Secured Party shall not have elected in its sole discretion to exercise voting and other consensual rights pertaining to Pledged SFHI Collateral and/or Pledged Pioneer Collateral pursuant to Section 13(c), Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged SFHI Collateral and/or the Pledged Pioneer Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Basic Documents; PROVIDED, HOWEVER, that Grantor shall not exercise or refrain from exercising any such right if Secured Party shall have notified Grantor that, in Secured Party's judgment, such action would have an adverse effect on the value of the Pledged SFHI Collateral and/or Pledged Pioneer Collateral or any part thereof; and provided, FURTHER, that Grantor shall give Secured Party at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

                  (b) All principal, interest and other payments paid in cash or cash equivalents in respect of the Pledged SFHI Collateral and/or the Pledged Pioneer Collateral shall be paid to Holders under and in accordance with the Additional Collateral Account

         Agreement and the Note Purchase Agreement. All principal, interest and other payments paid or payable other than in cash or cash equivalents in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged SFHI Collateral and Pledged Pioneer Collateral shall be, and shall forthwith be delivered to Secured Party to hold as Pledged SFHI Collateral or Pledged Pioneer Collateral, as the case may be. All principal, interest and other payments paid in respect of the Pledged SFHI Collateral and/or Pledged Pioneer Collateral shall, if received by Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Grantor and be forthwith delivered to Secured Party as Pledged SFHI Collateral or Pledged Pioneer Collateral, as the case may be, in the same form as so received (with all necessary indorsements).

                  (c) Upon the occurrence and during the continuation of an Event of Default or upon the election of the Secured Party in its sole discretion, upon written notice from Secured Party to Grantor, all rights of Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 13(a) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights.

                  (d) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(c) and to receive all payments and other distributions which it may be entitled to receive under Section 7(b),
         (i) Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Grantor hereby grants to Secured Party an irrevocable proxy to vote the Pledged SFHI Collateral and Pledged Pioneer Collateral and to exercise all rights, powers, privileges and remedies to which a holder of the Pledged SFHI Collateral and/or Pledged Pioneer Collateral would be entitled (including, without limitation, giving or withholding written consents, calling special meetings and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged SFHI Collateral or Pledged Pioneer Collateral on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged SFHI Collateral or Pledged Pioneer Collateral or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

                  (e) Upon the written request of Secured Party, Grantor shall transfer any Pledged SHFI Collateral and/or Pledged Pioneer Collateral or other Collateral held pursuant to the Additional Collateral Account Agreement to Secured Party or a bank or other institution designated by Secured Party."

                  7. Except as expressly amended and modified hereby, the Company Security Agreement shall remain in full force and effect.

                  8. The provisions of this Amendment shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto.

                  9. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signatures and acknowledgments thereto, provided such signature and acknowledgment pages are attached to any other counterpart identical thereto except having additional signature and acknowledgment pages executed by other parties to this Amendment attached thereto.

                  10. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Nevada, without regard to conflicts of laws principles.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                "GRANTOR"

                                SAHARA LAS VEGAS CORP.,
                                a Nevada corporation



                                By:  /s/ Thomas K. Land
                                Its: Senior Vice President and Chief Financial
                                     Officer

                                By:  /s/ Paul W. Lowden
                                Its: President


                                "SECURED PARTY"

                                SUNAMERICA LIFE INSURANCE COMPANY,
                                an Arizona corporation


                                By:  /s/ Peter McMIllan
                                Its: Authorized Agent